EXHIBIT 32.1

                               eMagin Corporation
 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of eMagin Corporation (the Company) on Form 10-QSB/A for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Gary W. Jones, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to eMagin Corporation and will be retained by eMagin Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: April 11, 2005



                                   /s/ Gary W. Jones
                                   ----------------
                                   Name: Gary W. Jones
                                   Title: Chief Executive Officer
                                   and Acting Chief Financial Officer